Standby Letter of Credit Agreement
(Standard Version)

To induce Wells Fargo Bank, National Association and/or any of its branches or affiliates (individually and collectively, “Bank”), in its sole discretion, to issue one or more standby letters of credit (as may be amended from time to time, each a “Credit” and collectively, the “Credits”) at the request of the undersigned (individually and collectively, “Applicant”; jointly and severally, if more than one) and for the account of Applicant named in the Application (as defined below), Applicant agrees that the following terms and conditions of this Standby Letter of Credit Agreement (this “Agreement”) shall apply to any
Credit and to that certain Irrevocable Letter of Credit No. NZS906682 in the current stated amount of
$3,000,000 issued by Bank on July 30, 2010 (the “Existing Credit”), with the Existing Credit hereby deemed for all purposes a Credit issued under and pursuant to the following terms and conditions:

1. Applications/Instructions. The request to issue or amend a Credit (an “Application”) shall be irrevocable and in such form as Bank shall from time to time require or agree to accept (including any type of electronic form or means of communication). Inquiries, communications and instructions
(whether written, facsimile or in other electronic form approved by Bank) regarding a Credit, each
Application and this Agreement are each referred to herein as “Instructions”. Bank’s records of the content of any Instruction will be conclusive.

2. Applicant’s Reimbursement and Payment Obligations and Terms.

(a) United States Dollar Drawings. For each Credit payable or purporting to be payable in
United States Dollars, Applicant shall, as to clause (i) below, reimburse Bank, and as to all other clauses below, pay Bank:

(i) the amount of each drawing paid by Bank under the Credit on the same Business
Day (as defined below) such drawing is paid by Bank, if under a sight draft or demand presentation paid by Bank under such Credit, and at least one (1)
Business Day prior to the date when payment is to be made under a time draft (or acceptance relating thereto) or deferred payment obligation;

(ii) commissions, fees and charges in respect of the Credit (including, commissions and fees for issuance, transfer, assignment of proceeds, amendments and drawings and of any adviser, confirming institution or entity or other nominated person), at such rates, amounts and times as Bank and Applicant shall mutually agree (or if no agreement, the rates then customarily charged by Bank);

(iii) interest on each amount payable under this Agreement for each day from and including the date such payment is due through the date of payment, on demand, at a rate per annum (calculated on the basis of a 360-day year for the actual number of days elapsed) equal to the lesser of (A) the Prime Rate (as defined below) plus 4% and (B) the highest rate permitted by applicable law;

(iv) Bank’s charges, costs and expenses (including the reasonable legal fees, charges and disbursements of any counsel (including in-house counsel fees and allocated costs) to Bank incurred in connection with the protection or enforcement of
Bank’s rights under this Agreement and any correspondent’s charges, with interest from the date paid or incurred by Bank through the date of payment by
Applicant, on demand, at a rate per annum equal to the lesser of (A) the Prime
Rate plus 4% and (B) the highest rate permitted by applicable law;

(v) if as a result of any Change in Law (as defined below), Bank determines that the cost to Bank of issuing or maintaining any Credit is increased, or any amount received or receivable by Bank under this Agreement is reduced, or Bank is required to make any payment in connection with any transaction contemplated hereby, then such additional amount or amounts, on demand, as Bank determines will compensate Bank for such increased cost, reduction or payment; and

(vi) as used in this Agreement, the following capitalized terms have the meanings ascribed to such terms:

(A) “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized or required to close at the place where Bank is obligated to honor a presentation or otherwise act under a Credit.

(B) “Prime Rate” means the rate of interest most recently announced within
Bank at its principal office as its “Prime Rate”, with the understanding that the Prime Rate is one of Bank’s base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate. Each change in the Prime Rate shall be effective from and including the date such change is announced as being effective.

(C) “Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer
Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for
International Settlements, the Basel Committee on Banking Supervision
(or any successor or similar authority) or the US or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,”
regardless of the date enacted, adopted or issued.

(D) “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government
(including any supra-national bodies such as the European Union or the
European Central Bank).

(b) Foreign Currency Drawings. If the amount drawn or demanded to be paid under any
Credit is not in United States Dollars, Applicant agrees to reimburse or pay under Section
2(a) above the United States Dollar equivalent of the amount computed at Bank’s selling rate, as of the date of Applicant’s reimbursement or payment. Notwithstanding the foregoing, Bank may, at its sole and absolute discretion, require or permit Applicant to reimburse or pay under Section 2(a) above in the applicable non-United States Dollars currency.

(c) Immediately Available Funds; No Withholding. All reimbursements and payments shall be made in immediately available funds, free and clear of and without deduction for any present or future Taxes (as defined below), set-off or other liabilities, at such time and to such location as Bank may designate from time to time. Applicant shall pay all withholding, stamp and other Taxes imposed by any taxing authority on reimbursement or payment under any Credit and this Agreement, and shall indemnify Bank against all liabilities, costs, claims and expenses resulting from Bank having to pay or from any omission to pay or delay in paying any Tax. “Taxes” means all taxes, fees, duties, levies, imposts, deductions, charges or withholdings of any kind (other than federal and state income taxes and franchise taxes imposed on Bank).

(d) Automatic Debit and Set-Off. Bank may (but shall not be required to), without demand for reimbursement or payment or notice to Applicant, and in addition to any other right of set-off that Bank may have, debit any account or accounts maintained by Applicant with any office of Bank (now or in the future) and set-off and apply (i) any balance or deposits
(general, special, time, demand, provisional, final, matured, unmatured, contingent or absolute) in the account(s) and (ii) any sums due or payable from Bank, to the payment of any and all amounts owed by Applicant to Bank.

(e) Obligations Absolute. Applicant’s reimbursement and payment obligations under this
Section 2 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including, without limitation:

(i) any lack of validity, enforceability or legal effect of any Credit or this Agreement or any term or provision therein or herein;

(ii) payment against presentation of any draft, demand or claim for payment under any Credit or other document presented for purposes of drawing under any Credit
(individually, a “Drawing Document” and collectively, the “Drawing
Documents”) that does not comply in whole or in part with the terms of the applicable Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person (as defined below) or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Credit;

(iii) Bank or any of its branches or affiliates being the beneficiary of any Credit;

(iv) Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Credit even if such Drawing Document claims an amount in excess of the amount available under the Credit;

(v) the existence of any claim, set-off, defense or other right that Applicant or any other Person may have at any time against any beneficiary, any assignee of proceeds, Bank or any other Person; or

(vi) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section, constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, the
Obligations (as defined below), whether against Bank, the beneficiary or any other Person;

provided, however, that subject to Section 4(b) below, the foregoing shall not release
Bank from such liability to Applicant as may be finally determined in a binding arbitration proceeding brought by Applicant pursuant to Section 11 below (or as may be judicially determined in a final, non-appealable judgment by a court of competent jurisdiction pursuant to the last sentence of Section 11 below) against Bank following reimbursement and/or payment of the Obligations. “Obligations” means all obligations and liabilities, including without limitation, reimbursement and other payment obligations and liabilities, of Applicant to Bank arising under, or in connection with, this
Agreement, including, without limitation, Section 4 below, any Application or any
Credit, whether matured or unmatured, absolute or contingent, now existing or hereafter incurred. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

3. Applicant’s Responsibility. Applicant is responsible for preparing and/or approving the final text of the Credit as issued by Bank, irrespective of any assistance Bank may provide such as drafting or recommending text or by Bank’s use or refusal to use text submitted by Applicant. Applicant understands that the final form of any Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Bank and Applicant hereby consents to such revisions and changes. Applicant is solely responsible for the suitability of the Credit for Applicant’s purposes. Applicant will examine the copy of the Credit and any other documents sent by Bank in connection with the Credit and shall promptly notify
Bank of any non-compliance with Applicant’s Instructions and of any discrepancy in any document under any presentment or other irregularity. Applicant understands and agrees that Bank is not required to extend the expiration date of any Credit for any reason, and with respect to any Credit containing an
“automatic amendment” to extend the expiration date of such Credit, Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Credit and, if Applicant does not at any time want such
Credit to be renewed, Applicant will so notify Bank at least fifteen (15) calendar days before Bank is required to notify the beneficiary of such Credit or any advising bank of such nonrenewal pursuant to the terms of such Credit.

4. Indemnification; Limitation of Liability.

(a) Indemnification. Applicant agrees to indemnify and hold harmless Bank (including its branches and affiliates), its correspondents and each of their respective directors, officers, employees, attorneys and agents (each, including Bank, an “Indemnified Person”) from and against any and all claims, suits, judgments, liabilities, losses, fines, damages, penalties, interest, costs and expenses (including expert witness fees and reasonable legal fees, charges and disbursements of any counsel (including in-house counsel fees and allocated costs) and all expenses of arbitration or litigation and in preparation thereof), which may be incurred by or awarded against any Indemnified Person (the “Costs”), and which arise out of or in connection with, or as a result of:

(i) any Credit or any pre-advice of its issuance;

(ii) any transfer, sale, delivery, surrender or endorsement of any Drawing Document at any time(s) held by any Indemnified Person in connection with any Credit;

(iii) any action or proceeding arising out of, or in connection with, any Credit or this
Agreement (whether administrative, judicial or in connection with arbitration),

including any action or proceeding to compel or restrain any presentation or payment under any Credit, or for the wrongful dishonor of, or honoring a presentation under, any Credit;

(iv) any independent undertakings issued by the beneficiary of any Credit;

(v) any unauthorized Instruction or error in computer or electronic transmission;

(vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated;

(vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Credit proceeds or holder of an instrument or document;

(viii) the fraud, forgery or illegal action of parties other than the Indemnified Person;

(ix) Bank’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; or

(x) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of such Indemnified Person;

in each case, including that resulting from Bank’s own negligence; provided, however, that such indemnity shall not be available to any Person claiming indemnification under clauses (i) through (x) above to the extent that such Costs are found in a binding arbitration proceeding brought by Applicant pursuant to Section 11 below (or as may be judicially determined in a final, non-appealable judgment by a court of competent jurisdiction pursuant to the last sentence of Section 11 below) to have resulted directly from the gross negligence or willful misconduct of the Indemnified Person claiming indemnity. Applicant hereby agrees to pay Bank on demand from time to time all amounts owing under this Section. If and to the extent that the Obligations of Applicant under this Section are unenforceable for any reason, Applicant agrees to make the maximum contribution to the Costs permissible under applicable law. This indemnity provision shall survive termination of this Agreement and all Credits.

(b) Direct Damages; No Punitive Damages. The liability of Bank (or any other
Indemnified Person) under, in connection with and/or arising out of this Agreement or any Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Applicant that are caused directly by Bank’s gross negligence or willful misconduct in (i) honoring a presentation under a Credit that on its face does not at least substantially comply with the terms and conditions of such Credit, (ii) failing to honor a presentation under a Credit that strictly complies with the terms and conditions of such Credit or (iii) retaining Drawing
Documents presented under a Credit. Bank shall be deemed to have acted with due diligence and reasonable care if Bank’s conduct is in accordance with Standard Letter of
Credit Practice (as defined below) or in accordance with this Agreement. “Standard
Letter of Credit Practice” means, for Bank, any domestic or foreign law or letter of credit practices applicable in the city in which Bank issued the applicable Credit or for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Credit, as the case may be. Such practices shall be
(A) of banks that regularly issue Credits in the particular city, and (B) required or permitted under the ISP (as defined below) or UCP (as defined below), as chosen in the applicable Credit. “ISP” means, International Standby Practices 1998 (International
Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Credit is issued.
“UCP” means, Uniform Customs and Practice for Documentary Credits 2007 Revision,
International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Credit is issued. Applicant’s aggregate remedies against Bank and any Indemnified Person for wrongfully honoring a presentation under any Credit or wrongfully retaining honored
Drawing Documents shall in no event exceed the aggregate amount paid by Applicant to
Bank in respect of the honored presentation in connection with such Credit under Section
2 above, plus interest. Notwithstanding anything to the contrary in this Agreement, neither Bank nor any other Indemnified Person shall, under any circumstances whatsoever, be liable in contract, tort or otherwise for any punitive, exemplary, consequential, indirect or special damages or losses regardless of whether or not Bank or any other Indemnified Person shall have been advised of the possibility thereof or the form of action in which such damages or losses may be claimed. Applicant shall take action to avoid and mitigate the amount of any damages claimed against Bank or any other Indemnified Person, including by enforcing its rights in the underlying transaction.
Any claim by Applicant under or in connection with this Agreement or any Credit shall be reduced by an amount equal to the sum of (X) the amount (if any) saved by Applicant as a result of the breach or alleged wrongful conduct complained of; and (Y) the amount
(if any) of the loss that would have been avoided had Applicant taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Bank to effect a cure.

(c) No Responsibility or Liability. Without limiting any other provision of this
Agreement, Bank and each other Indemnified Person (if applicable) shall not be responsible to Applicant for, and/or Bank’s rights and remedies against Applicant and the
Obligations shall not be impaired by:

(i) honor of a presentation under any Credit that on its face substantially complies with the terms and conditions of such Credit, even if the Credit requires strict compliance by the beneficiary;

(ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;

(iii) acceptance as a draft of any written or electronic demand or request for payment under a Credit, even if nonnegotiable or not in the form of a draft, and/or Bank may disregard any requirement that such draft, demand or request bear any or adequate reference to the Credit;

(iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Credit);

(v) acting upon any Instruction that it in good faith believes to have been given by a
Person authorized to give such Instructions;

(vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation;

(vii) any delay in giving or failing to give notice to Applicant;

(viii) any acts, omissions or fraud by, or the solvency of, any beneficiary, any nominated person or entity or any other Person;

(ix) any breach of contract between the beneficiary and Applicant or any of the parties to the underlying transaction;

(x) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;

(xi) payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;

(xii) acting or failing to act as required or permitted under Standard Letter of Credit
Practice applicable to where it has issued, confirmed, advised or negotiated such
Credit, as the case may be;

(xiii) honor of a presentation after the expiration date of any Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by
Bank if subsequently Bank or any court or other finder of fact determines such presentation should have been honored;

(xiv) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or

(xv) honor of a presentation that is subsequently determined by Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.

5. Representations and Warranties. Applicant hereby represents and warrants to Bank that the following matters are true and correct in all respects (all of which representations and warranties will be repeated as true and correct as of the date of each new Application submitted by Applicant to Bank and as of the date of issuance of any Credit requested in each such Application):

(a) Organization, etc. If not a natural person, Applicant is duly organized or formed, validly existing and (to the extent applicable under the laws of the relevant jurisdiction)
in good standing under the laws of the jurisdiction of its organization or formation, and is duly qualified or licensed to do business (and in good standing as a foreign corporation or entity, if applicable) in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Applicant.

(b) Power and Authority. Applicant has the requisite power and authority to execute and deliver this Agreement and each Application and to perform and observe the terms and conditions stated herein and therein, and, if not a natural person, Applicant has taken all necessary corporate or other action to authorize its execution, delivery and performance of this Agreement and each Application.

(c) Valid and Binding Obligation. This Agreement constitutes, and each Application when signed and delivered by Applicant to Bank will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general application affecting the rights of creditors and to general principles of equity.

(d) No Violation or Breach. Applicant’s execution, delivery and performance of this thereunder do not and will not: (i) violate or contravene (A) if Applicant is not a natural person, its charter, bylaws or other organizational documents; (B) any order, writ, law, treaty, rule, regulation or determination of any governmental or regulatory authority
(domestic or foreign), in each case applicable to or binding upon it or any of its property;
or (ii) result in the breach of any provision of, or in the imposition of any lien or encumbrance under, or constitute a default or event of default under, any agreement or arrangement to which it is a party or by which it or any of its property is bound, the contravention of which agreement or arrangement would have a material adverse effect on Applicant.

(e) Approvals. No authorization, approval or consent of, or notice to or filing with, any governmental or regulatory authority is required to be made in connection with the execution and delivery by Applicant of this Agreement or the issuance by Bank of any
Credit for the account of Applicant pursuant to this Agreement and related Application.

(f) Compliance with Laws. Applicant is in compliance with all applicable laws and regulations, except where the noncompliance with which would not have a material adverse effect on Applicant, and no Application, Credit or transaction under any
Application and/or Credit will contravene any laws, treaties, rules or regulations of any governmental or regulatory authority (state, federal or foreign), including, without limitation, any foreign exchange control laws or regulations, United States foreign assets control laws or regulations or currency reporting laws and regulations, now or hereafter applicable, except where the noncompliance with which would not have a material adverse effect on Applicant.

(g) No Default Under Applicant’s Other Agreements. Applicant is not in default under any agreement, obligation or duty to which it is a party or by which it or any of its property is bound, which could have a material adverse effect on Applicant.

(h) No Arbitration Proceeding or Litigation. There is no pending or to the knowledge of
Applicant, threatened arbitration proceeding, litigation or action which may materially adversely affect its financial condition or business or which purports to affect the validity or enforceability of this Agreement, any Credit or any transaction related to any Credit.

(i) Filed All Tax Returns and Paid All Taxes. Applicant has filed all required tax returns, and all Taxes, assessments and other governmental charges due from it have been fully paid, except for Taxes which are being contested in good faith. Applicant has established on its books reserves adequate for the payment of all federal, state and other income tax liabilities, including those being contested in good faith.

(j) Financial Statements. The financial statements most recently furnished to Bank by
Applicant are complete and correct and fairly present in all material respects the financial condition of Applicant as at the date of such financial statements in accordance with generally accepted accounting principles, and there has been no material adverse change in Applicant’s business, condition (financial or otherwise) or results of operation since the date of Applicant’s most recent annual financial statements.

6. Covenants. Applicant hereby agrees and covenants to do the following:

(a) Compliance with Laws. Comply with all federal, state and foreign exchange regulations and other laws and regulations of any governmental or regulatory authority (federal, state and foreign) now or hereafter applicable to Applicant, this Agreement, any Application or to any transactions or payments under or in connection with any Application and/or
Credit, except where the noncompliance with which would not have a material adverse effect on Applicant.

(b) Keep Adequate Books and Records. Keep adequate records and books of account in which complete entries will be made in accordance with accounting principles acceptable to Bank, consistently applied, reflecting all of Applicant’s financial transactions.

(c) Permit Visits by Bank. Permit Bank’s employees or representatives from time to time, during customary business hours and after giving reasonable prior written notice, to visit and inspect Applicant’s properties, inspect, review and make copies of such books, records and files as reasonably requested by Bank, and discuss with Applicant, or if
Applicant is not a natural person, Applicant’s executives, Applicant’s business, assets, liabilities, indebtedness, financial condition and results of operations.

(d) Agreement to Deliver Evidence of Authority. Duly complete, execute and promptly deliver to Bank concurrent with the execution of this Agreement, duly executed evidence of authority, in a form deemed acceptable to the Bank, certifying Applicant’s capacity and authority to execute this Agreement and the transactions contemplated hereby on behalf of Applicant.

(e) Quarterly Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal quarter, deliver to Bank Applicant’s unaudited quarterly balance sheet/financial statement as of the end of such fiscal quarter.

(f) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year, deliver to Bank Applicant’s audited year-end balance sheet/financial statement as of the end of such fiscal year.

(g) Other Information. Deliver to Bank such other information (financial or otherwise) as
Bank may from time to time request.

(h) Further Assurances. At Applicant’s costs and expense, execute and deliver to Bank such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by Bank to enable Bank to issue any Credit pursuant to this Agreement and related
Application, to protect, exercise and/or enforce Bank’s rights and interests under this Agreement and/or to give effect to the terms and provisions of this Agreement or any Application. Applicant irrevocably appoints Bank as its attorney-in-fact and authorizes Bank, without notice to Applicant, to execute and deliver all such documents and to take all such actions on behalf of Applicant. This appointment is coupled with an interest.

7. Events of Default. Each of the following shall be an “Event of Default” under this Agreement:

(a) Failure to Reimburse or Pay. The failure by Applicant or any Person that has guaranteed or provided credit or collateral support for all or any part of the Obligations
(each such Person, a “Guarantor”) to reimburse or pay any principal, interest, fee or other amount when due under or in connection with this Agreement or any Credit.

(b) Breach of Representation and Warranty. Any representation, warranty, certification or statement made or furnished by Applicant or any Guarantor under or in connection with this Agreement or any Application or as an inducement to Bank to issue a Credit shall be false, incorrect or incomplete in any material respects when made.

(c) Failure to Perform or Observe Covenants. Applicant's or any Guarantor's failure to perform or observe any term, covenant or agreement contained in this Agreement (other than those referred to in subsections (a) and (b) of this Section), or the breach of any other obligation owed by Applicant or any Guarantor to Bank, and with respect to any such failure or breach that by its nature can be cured, such failure or breach shall continue or remain unremedied for thirty (30) calendar days after such failure or breach occurs.

(d) Defaults with Other Bank Agreements. The occurrence and continuance of any default or defined event of default under any other agreement, document or instrument signed or made by Applicant or any Guarantor with or in Bank’s favor.

(e) Insolvency Proceedings, Etc. Applicant or any Guarantor institutes or consents to the institution of any proceeding under any Bankruptcy Law (as defined below); or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Applicant or such Guarantor, as the case may be, and the appointment continues undischarged, undismissed or unstayed for 60 calendar days; or
any proceeding under any Bankruptcy Law relating to Applicant or any Guarantor or to all or any material part of its property is instituted without the consent of Applicant or such Guarantor, as the case may be, and continues undischarged, undismissed or unstayed for 60 calendar days; or an order for relief is entered in any such proceeding.
“Bankruptcy Law” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.),
as amended, modified, succeeded or replaced from time to time, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or any state thereof or any foreign or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

(f) Inability to Pay Debts. Applicant or any Guarantor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

(g) Death; Legal Incompetency, etc. If Applicant or any Guarantor or any general partner or member of Applicant or any such Guarantor is a natural person, the death or judicial declaration of incompetency of Applicant, any such Guarantor or any such general partner or member.

(h) Sale of Assets; Reorganization or Merger; Dissolution. There shall occur in one or a series of transactions: (i) the sale, assignment or transfer of all or a substantial portion of the assets of Applicant or of any Guarantor; (ii) a reorganization, merger or consolidation of Applicant or any Guarantor (or the making of any agreement therefor) shall occur without the prior written consent of Bank; or (iii) the dissolution, cancellation or termination of Applicant or any Guarantor.

(i) Default of Third Party Indebtedness. Applicant's or any Guarantor's failure to pay or perform when due any indebtedness or other obligation Applicant or such Guarantor has to any Person other than Bank if such failure gives the payee of such indebtedness or the beneficiary of the performance of such obligation the right to accelerate the time of payment of such indebtedness or the performance of such obligation.

(j) Material Adverse Change. Any material adverse change occurs in Applicant’s or any
Guarantor’s business, assets, financial condition or prospects.

(k) Levy or Attachment. The service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Applicant or any Guarantor.

(l) Judgment. The filing of a notice of judgment lien against Applicant or any Guarantor;
or the recording of any abstract of judgment against Applicant or any Guarantor in any county in which Applicant or such Guarantor has an interest in real property; or the entry of a judgment against Applicant or any Guarantor.

8. Remedies. Upon the occurrence and during the continuance of any Event of Default:

(a) The full undrawn amount of each Credit, together with any additional amounts payable hereunder, shall, at Bank’s option, become due and payable immediately without demand upon or notice to Applicant; provided, however, that in the case of any Event of Default specified in Sections 7(e) or (f) above, the amount of each Credit, together with any additional amounts payable hereunder, shall, automatically and without any notice to
Applicant or any other act by Bank, become immediately due and payable; and

(b) Bank may exercise from time to time any of the rights, powers and remedies available to
Bank under this Agreement, under any other documents now or in the future evidencing or securing the Obligations or under applicable law, and all such remedies shall be cumulative and not exclusive.

With respect to Bank’s exercise of any of the foregoing rights, powers and/or remedies, Applicant hereby waives presentment, protest, dishonor, notice of dishonor, demand, notice of protest, notice of nonpayment, notice of acceptance of this Agreement and any other notice or demand of any kind from Bank.

9. Subrogation. The Bank, at its option, shall be subrogated to Applicant’s rights against any
Person who may be liable to Applicant on any transaction or obligation underlying any Credit, to the rights of any holder in due course or Person with similar status against Applicant, and to the rights of any beneficiary or any successor or assignee of any beneficiary.

10. Governing Law; UCP; ISP; Standard Letter of Credit Practice. This Agreement and each
Credit shall be governed by and construed in accordance with (a)(1) in the case of each Credit, the substantive laws of the jurisdiction specified in the applicable Credit, or if no governing law is so specified, the substantive laws of the jurisdiction of the office of Bank that issued the applicable Credit, and (2) in the case of this Agreement, the substantive laws of the jurisdiction of the office of Bank that issued the applicable Credit (as applicable, the “Jurisdiction”), in either case, including the Uniform
Commercial Code as in effect from time to time in such Jurisdiction (the “UCC”), but excluding any choice of law rules that would apply the law of a different jurisdiction, and (b) the ISP or UCP, as set forth in each Credit, which is, as applicable, incorporated herein by reference into this Agreement and which shall control (to the extent not prohibited by the law of the Jurisdiction) in the event of any inconsistent provisions of such law. Unless Applicant specifies otherwise in its Application for a Credit,

Applicant agrees that Bank may issue a Credit subject to the ISP or UCP. Bank's privileges, rights and remedies under the ISP, UCP shall be in addition to, and not in limitation of, its privileges, rights, and remedies expressly provided for herein. The ISP and UCP shall serve, in the absence of proof to the contrary, as evidence of Standard Letter of Credit Practice with respect to matters covered therein. To the extent permitted by applicable law, (i) this Agreement shall prevail in case of conflict between this
Agreement, the UCC and/or Standard Letter of Credit Practice, (ii) the ISP shall prevail in case of conflict between the ISP and the UCC or other Standard Letter of Credit Practice if the Credit is governed by the
ISP, and (iii) the UCP shall prevail in case of a conflict between the UCP and the UCC or other Standard
Letter of Credit Practice if the Credit is governed by the UCP.

11. Arbitration. Applicant and Bank hereby agree, upon demand by either party, whether made before the institution of a judicial proceeding or not more than 60 calendar days after service of a complaint, third party complaint, cross-claim, counterclaim or any answer thereto or any amendment to any of the above, to submit to binding arbitration of all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of, or relating in any way to, (a) any Credit, any Application or this
Agreement and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (b) either party’s performance and/or obligations thereunder or in connection therewith; provided, however, Applicant and
Bank hereby agree that, notwithstanding the foregoing, each party retains the right to pursue in small claims court any dispute within that court’s jurisdiction. Such arbitration shall be administered by the
American Arbitration Association (“AAA”) under its rules applicable to arbitration and judgment on the award rendered may be entered in any court having jurisdiction thereof. The parties agree that this
Agreement is a “contract evidencing a transaction involving commerce” within the meaning of the
Federal Arbitration Act (Title 9 of the United States Code), and any arbitration shall be governed by the provisions of such Federal Arbitration Act. The arbitrator(s) shall resolve all disputes in accordance with the UCP, ISP, Standard Letter of Credit Practice and governing law specified in Section 10 above, and may grant any remedy or relief allowed under such governing law except as limited by Section 4(b)
above. The arbitration shall take place in any city located in the Jurisdiction, notwithstanding any AAA rule to the contrary. This arbitration provision shall survive termination of this Agreement or any Credit or Application related thereto. Any dispute that is required to be brought in court must be brought in state or federal court located in the Jurisdiction.

12. Consent to Jurisdiction and Venue. For the sole purpose of the last sentence of Section 11 above, and without waiving or modifying any of the mandatory arbitration provisions set forth in Section
11 above, in any proceeding involving, directly or indirectly, any matter arising out of or related to this
Agreement or any Credit issued in connection with this Agreement and Applicant’s Application with respect to such Credit, Applicant hereby irrevocably submits to the nonexclusive jurisdiction of any state or federal court located in any county in the Jurisdiction and agrees not to raise any objection to the
Jurisdiction or to the laying or maintaining of the venue of any such proceeding in the Jurisdiction.
Applicant agrees that service of process in any such proceeding may be duly effected upon it by mailing a copy thereof, by certified mail, postage prepaid, to it at its address set forth in Section 15 below.

13. WAIVER OF JURY TRIAL. FOR THE SOLE PURPOSE OF THE LAST SENTENCE
OF SECTION 11 ABOVE, AND WITHOUT WAIVING OR MODIFYING ANY OF THE
MANDATORY ARBITRATION REQUIREMENTS AND PROVISIONS SET FORTH IN
SECTION 11 ABOVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, APPLICANT
AND WHEN IT ISSUES A CREDIT, BANK KNOWINGLY AND VOLUNTARILY WAIVE ALL
RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, ARISING
OUT OF, OR RELATING TO THE AGREEMENT OR THE CREDIT, OR ANY COURSE OF
CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN) OR ACTIONS OF
APPLICANT OR BANK WITH RESPECT THERETO. THIS WAIVER IS A MATERIAL
INDUCEMENT FOR BANK TO ISSUE THE CREDIT.

14. Bankruptcy and Forfeiture Reinstatement. If any consideration transferred to Bank in payment of, or as collateral for, or in satisfaction of the Obligations, shall be voided in whole or in part as a result of (a) a subsequent bankruptcy or insolvency proceeding; (b) any forfeiture or seizure action or remedy; (c) any fraudulent transfer or preference action or remedy; or (d) any other civil, criminal or equitable proceeding or remedy, then Bank’s claim to recover the voided consideration shall be a new and independent claim arising under this Agreement and shall be jointly and severally due and payable immediately by Applicant.

15. Notices. Unless otherwise expressly provided herein, all notices, Instructions, approvals, requests, demands, consents and other communications provided for hereunder (collectively, “notices”)
shall be in writing (including by facsimile or other electronic transmission approved by Bank). All notices shall be sent by regular U.S. mail or certified mail prepaid, by facsimile or other electronic transmission approved by Bank, by hand delivery, by Federal Express (or other comparable domestic or international delivery service) prepaid to the applicable address, facsimile number or electronic mail address set forth on the signature page hereof in the case of Applicant. All notices to Bank shall be directed to the office of Bank issuing the Credit and, if Bank approves of receiving notices by email, to the email address of Bank provided from time to time by Bank to Applicant. Bank may, but shall not be obligated to, require authentication of any electronic transmission. Notices sent by hand, Federal Express
(or other comparable domestic or international delivery service) or certified mail shall be deemed to have been given when received; notices sent by regular U.S. mail shall be deemed to have been received five
(5) days after deposit into the U.S. mail, notices sent by facsimile or other electronic transmission shall be deemed to have been given when sent and receipt has been confirmed. Applicant or Bank may change its address for notices by notifying the other of the new address in any manner permitted by this Section.

16. Waiver and Amendments. No modification, amendment or waiver of, or consent to any departure by Applicant from, any provision of this Agreement will be effective unless made in a writing signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Bank’s consent to any amendment, waiver or modification does not mean that Bank will consent or has consented to any other or subsequent Instruction to amend, modify or waive a term of this Agreement or any Credit. No delay by Bank in exercising any of its rights or remedies shall operate as a waiver, nor shall any single or partial waiver of any right or remedy preclude any other further exercise of that right or remedy, or the exercise of any other right or remedy.

17. Successors and Assigns. This Agreement will be binding on Applicant’s heirs, executors, administrators, legal representatives, successors and permitted assigns, and shall inure to the benefit of
Bank’s successors and assigns. Bank may assign this Agreement and its rights to reimbursement regarding any Credit, in whole or in part, without Applicant’s consent. Applicant may not assign or transfer any of its interests, rights or remedies related to this Agreement or any Credit, in whole or in part, without the prior written consent of Bank.

18. Severability. Whenever possible, each provision of the Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of the Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

19. Entire Agreement. This Agreement, together with any Application(s) accepted by Bank and any other agreement, document or instrument referred to herein, constitute the final, exclusive and entire agreement and understanding of, and supersede all prior or contemporaneous, oral or written, agreements, understandings, representations and negotiations between, the parties relating to the subject matter of this
Agreement, provided that this Agreement shall not supersede any reimbursement agreement (however titled) that has been entered into specifically with respect to any “direct pay” standby letter of credit or other similar standby letter of credit where the terms of such reimbursement agreement have been drafted to specifically address the particular attributes of, or the particular circumstances of the underlying transaction supported by, such standby letter of credit.

20. Continuing Agreement. This Agreement is a continuing agreement and may not be terminated by Applicant except upon (a) thirty (30) days’ prior written notice of such termination by Applicant to
Bank at the address set forth on the most recent Credit issued hereunder, (b) reimbursement and/or payment of all Obligations, and (c) the expiration or cancellation of all Credits issued hereunder.
Notwithstanding the foregoing sentence, if a Credit is issued in favor of a sovereign or commercial entity, which is to issue a guarantee or undertaking on Applicant’s behalf in connection therewith, or is issued as support for such a guarantee, Applicant shall remain liable with respect to such Credit until Bank is fully released in writing by such entity.

21. Joint and Several Liability. If this Agreement is signed by two or more Applicants:

(a) each shall be deemed to make to Bank all the representations, warranties and covenants contained herein, and each shall be jointly and severally liable under this Agreement; and

(b) each Applicant hereby waives any defense to its liability for reimbursement, payment and/or performance of the Obligations based upon or arising by reason of: (i) principles of suretyship or any disability or other defense of any other Applicant or any other
Person; (ii) the cessation or limitation from any cause whatsoever, other than reimbursement and/or payment in full, of the liability of the other Applicant(s) or any other Person for the Obligations; (iii) any lack of authority of any officer, director, partner, agent or other Person acting or purporting to act on behalf of the other
Applicant(s) or any defect in the formation of the other Applicant(s); (iv) any act or omission by Bank which directly or indirectly results in or aids the discharge of the other
Applicant(s) by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Bank against the other Applicant(s); (v) any impairment of the value of any interest in any security for the payment and performance under this
Agreement, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; or (vi) any modification of the obligations or liabilities of the other Applicant(s) for the Obligations, including without limitation the renewal, extension, acceleration or other change in time for reimbursement or payment of, or other change in the terms of, the indebtedness of any Applicant for the Obligations, including increase or decrease of the rate of interest thereon.

Until all Obligations shall have been paid in full, no Applicant shall have any right of subrogation. Each
Applicant hereby waives all rights and defenses it may have arising out of (A) any election of remedies by
Bank, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for the Obligations, destroys its rights of subrogation or its rights to proceed against the other
Applicant(s) for reimbursement, or (B) any loss of rights it may suffer by reason of any rights, powers or remedies of the other Applicant(s) in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Applicant's indebtedness for the Obligations. Until all Obligations shall have been paid in full, each Applicant hereby waives any right to enforce any remedy which Bank now has or may hereafter have against the other Applicant(s) or any other Person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Bank. Unless otherwise agreed by
Bank, Bank in its discretion may accept an Application or seek or receive Instruction from, or give or send notice to, any Applicant regarding a Credit, including, without limitation, any amendment thereto or waiver of any discrepancy thereunder, and until Bank at the office at which the relevant Credit is issued actually receives written notice of revocation, each Applicant shall be bound by and hereby affirms the

Instructions of the other.

[End of text; signature page to follow]

APPLICANT:
BEBE STORES, INC.
By: _____________________________________
Name: __________________________________
Title: ___________________________________
Address:
__________________________________________
__________________________________________
__________________________________________
Facsimile: (___) __________________
Email: __________________________
Date: ____________________

SECURITY AGREEMENT:
SPECIFIC RIGHTS TO PAYMENT

1.    GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned BEBE STORES, INC., or any of them ("Debtor"), hereby grants and transfers to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") a security interest in the following accounts, deposit accounts, chattel paper (whether electronic or tangible), instruments, promissory notes, documents, general intangibles, payment intangibles, software, letter of credit rights, health-care insurance receivables and other rights to payment (collectively called "Collateral"):

Deposit account number 6934769156 maintained with Bank, including interest now or hereafter earned thereon and all funds added thereto, and all renewals and replacements thereof, whether or not any such renewal or replacement is evidenced by a certificate of deposit, assigned a different number or in a greater or lesser amount and all renewals thereof, including all securities, guaranties, warranties, indemnity agreements, insurance policies, supporting obligations and other agreements pertaining to the same or the property described therein, together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

2.    OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank; (b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

3.    TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank, including without limitation, the payment of all Indebtedness of Debtor to Bank, and the termination of all commitments of Bank to extend credit to Debtor, existing at the time Bank receives written notice from Debtor of the termination of this Agreement.

4.    OBLIGATIONS OF BANK. Bank has no obligation to make any loans hereunder. Any money received by Bank in respect of the Collateral may be deposited, at Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

5.    REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that: (a) Debtor's legal name is exactly as set forth on the first page of this Agreement, and all of Debtor's organizational documents or agreements delivered to Bank are complete and accurate in every respect; (b) Debtor is the owner and has possession or control of the Collateral and Proceeds; (c) Debtor has the exclusive right to grant a security interest in the Collateral and Proceeds; (d) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby or as otherwise agreed to by Bank, or as heretofore disclosed by Debtor to Bank, in writing; (e) all statements contained herein and, where applicable, in the Collateral are true and complete in all material respects; (f) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, is on file in any public office; (g) all persons appearing to be obligated on Collateral and Proceeds have authority and capacity to contract and are bound as they appear to be; (h) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; and (i) all Collateral and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws.

6.    COVENANTS OF DEBTOR.

(a)    Debtor agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to permit Bank to exercise its powers; (iv) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; (v) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Bank prior written notice thereof; (vi) not to change the places where Debtor keeps any Collateral or Debtor's records concerning the Collateral and Proceeds without giving Bank prior written notice of the address to which Debtor is moving same; and (vii) to cooperate with Bank in perfecting all security interests granted herein and in obtaining such agreements from third parties as Bank deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder.

(b)    Debtor agrees with regard to the Collateral and Proceeds, unless Bank agrees otherwise in writing: (i) that Bank is authorized to file financing statements in the name of Debtor to perfect Bank's security interest in Collateral and Proceeds; (ii) where applicable, to insure the Collateral with Bank named as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Bank; (iii) not to permit any lien on the Collateral or Proceeds, except in favor of Bank; (iv) not to sell, hypothecate or otherwise dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein, nor withdraw any funds from any deposit account pledged to Bank hereunder; (v) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (vi) if requested by Bank, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank; (vii) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (viii) in the event Bank elects to receive payments of Collateral and Proceeds hereunder, to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (ix) to provide any service and do any other acts which may be necessary to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

7.    POWERS OF BANK related to the collateral and proceeds. Debtor appoints Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice to account debtors or others of Bank's rights in the Collateral and Proceeds, to enforce or forebear from enforcing the same and make extension or modification agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release or substitute security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Bank's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Bank, at Bank's sole option, toward repayment of the Indebtedness; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (n) to preserve or release the interest evidenced by chattel paper to which Bank is entitled hereunder and to endorse and deliver any evidence of title incidental thereto; and (o) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

8.    PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Bank shall be obligations of Debtor to Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of this Agreement, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

9.    EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, or (ii) any other agreement between Debtor and Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any impairment of the rights of Bank in any Collateral or Proceeds, or any attachment or like levy on any property of Debtor; and (e) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

10.    REMEDIES. Upon the occurrence of any Event of Default, Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right (a) to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Bank, and (b) to sell, lease, license or otherwise dispose of any or all Collateral. All rights, powers, privileges and remedies of Bank shall be cumulative. No delay, failure or discontinuance of Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. While an Event of Default exists: (a) Debtor will deliver to Bank from time to time, as requested by Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any Collateral or Proceeds except on terms approved by Bank; (c) Bank may, at any time and at Bank's sole option, liquidate any time deposits pledged to Bank hereunder and apply the Proceeds thereof to payment of the Indebtedness, whether or not said time deposits have matured and notwithstanding the fact that such liquidation may give rise to penalties for early withdrawal of funds; and (d) at Bank's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Bank at a reasonably convenient place designated by Bank. Debtor further agrees that Bank shall have no obligation to process or prepare any Collateral for sale or other disposition.

11.    DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS. In disposing of Collateral hereunder, Bank may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral or Proceeds, or any part thereof, may be applied by Bank to the payment of expenses incurred by Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Bank toward the payment of the Indebtedness in such order of application as Bank may from time to time elect. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred Bank shall retain all rights, powers, privileges and remedies herein given.

12.    STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full and all commitments by Bank to extend credit to Debtor have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

13.    MISCELLANEOUS. When there is more than one Debtor named herein: (a) the word "Debtor" shall mean all or any one or more of them as the context requires; (b) the obligations of each Debtor hereunder are joint and several; and (c) until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank. Debtor hereby waives any right to require Bank to (i) proceed against Debtor or any other person, (ii) marshal assets or proceed against or exhaust any security from Debtor or any other person, (iii) perform any obligation of Debtor with respect to any Collateral or Proceeds, and (d) make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any Collateral or Proceeds. Debtor further waives any right to direct the application of payments or security for any Indebtedness of Debtor or indebtedness of customers of Debtor.

14.    NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Bank at the address specified in any other loan documents entered into between Debtor and Bank and to Debtor at the address of its chief executive office (or principal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

15.    COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), expended or incurred by Bank in connection with (a) the perfection and preservation of the Collateral or Bank's interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred by this Agreement, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Debtor or in any way affecting any of the Collateral or Bank's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Debtor with interest from the date of demand until paid in full at a rate per annum equal to the greater of ten percent (10%) or Bank’s Prime Rate in effect from time to time.

16.    SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Bank and Debtor.

17.    OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Agreement as Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her Indebtedness to Bank secured by the Collateral and Proceeds under this Agreement.

18.    SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

19.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Debtor warrants that Debtor is an organization registered under the laws of California.

Debtor warrants that its chief executive office (or principal residence, if applicable) is located at the following address: 400 Valley Drive, Brisbane, CA 94005.

IN WITNESS WHEREOF, this Agreement has been duly executed as of May 13, 2014.

BEBE STORES, INC.

By: _________________________________
LIYUAN WOO, CHIEF FINANCIAL OFFICER